SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) December 23, 2002
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                         LUCAS EDUCATIONAL SYSTEMS, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                        0-24374                62-1690722
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(State of Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

                 Flat K, 12/F., International Industrial Centre,
                 2-8 Kwei Tei St. Fo Tan Shatin N.T. Hong Kong
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code  (0755) 83365354-267
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Item 4.  Changes in Registrant's Certifying Accountant

         Effective December 23, 2002, the Company engaged Thomas Leger & Co. L.L.P., ("TLC") as the Company's new independent accountants. The engagement of TLC was approved by the Company's Board of Directors.

         Prior to the engagement of TLC, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

         The Company has provided TLC with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and TLC has indicated that no response letter will be forthcoming.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements. None

(b)      Pro Forma Financial Statements. None

(c)      Exhbits None.



















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LUCAS EDUCATIONAL SYSTEMS, INC.

Date:    January 6, 2003                         By /s/ Guangwei Liang
                                                   -----------------------------
                                                 Name: Guangwei Liang
                                                 Title: Chief Executive Officer




























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